Exhibit 99.2

AMENDMENT NO. 1 TO SENIOR SECURED PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SENIOR SECURED PROMISSORY NOTE PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of July 3, 2014 by and among KIOR, INC., a Delaware corporation (“KiOR”), certain of KiOR’s subsidiaries (collectively with KiOR, the “Company”), KFT Trust, as Agent, and the Purchasers party hereto.

RECITALS

WHEREAS, the Company, the Agent and the Purchasers are parties to that certain Senior Secured Promissory Note and Warrant Purchase Agreement dated as of March 31, 2014 (as amended, supplemented, restated, supplemented replaced or refinanced from time to time, the “Purchase Agreement”), providing for the incurrence of indebtedness by Parent to the “Purchasers” party thereto and defined therein. Unless otherwise indicated herein, words and terms that are defined in the Purchase Agreement shall have the same meaning where used in this Amendment

WHEREAS, on the First Closing the Parent sold and issued to the Purchasers $5,000,000 in Notes and on the Additional Closing, on May 22, 2014, the Parent sold and issued to the Purchasers $5,000,000 in additional Notes.

WHEREAS, the Company has advised the Agent and the Purchasers that it is facing a liquidity crisis and has requested that the Purchasers provide additional funding on both an immediate and short-term basis to run an expedited sale process to explore strategic alternatives.

WHEREAS, the Purchasers have agreed to provide to the Company, subject to the terms and conditions in this Amendment, liquidity funding in the form of Protective Advance Notes to preserve, protect, prepare for sale or disposition the Collateral, or any portion thereof and to enhance the likelihood and maximize the amount of repayment of the Secured Obligations under the Purchase Agreement.

WHEREAS, in connection therewith, the Company, the Agent and the Purchasers have agreed to amend the Purchase Agreement (i) to decrease the maximum principal amount of Notes outstanding (other than the Protective Advance Note) to be permitted at any one time from $25,000,000 in the aggregate to $10,000,000 in the aggregate, (ii) to provide for the sale and issuance of the Protective Advance Notes and (iii) to make certain other amendments in connection therewith, as further set forth herein subject to the terms and conditions in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1 DEFINED TERMS

Section 1.1. Capitalized terms used herein (including in the preamble and the recitals) but not defined herein shall have the meanings ascribed to them in the Amended Purchase Agreement.

SECTION 2 AMENDMENTS TO THE PURCHASE AGREEMENT

Section 2.1. Section 1.1 of the Purchase Agreement shall be amended by amending and restating such Section in its entirety as follows:

“1.1	Authorization and Sale of Notes and Warrants.

(A) Subject to the terms and conditions of this Agreement, KiOR sold and issued a Senior Secured Promissory Note, substantially in the form attached hereto as Exhibit C (the “First Closing Note”), in the principal amount set forth opposite the Purchaser’s name under the heading “First Closing” on Exhibit A attached to this Agreement. The initial purchase and sale of the First Closing Note took place on April 3, 2014 remotely via the exchange of documents and signatures following the execution and delivery of this Agreement and was subject to the satisfaction of each of the Closing Conditions set forth in Section 3.1(A) below (which time and place are designated as the “First Closing”). At the First Closing, KiOR delivered the First Closing Note being purchased by the Purchaser listed on Exhibit A against payment of the purchase price therefor by wire transfer to the bank account that had been designated by KiOR.

(B) Subject to the terms and conditions of this Agreement, the Company satisfactorily achieved for the month of April 2014 the milestones set forth in Annex A hereto (the “Milestones”), as determined in the sole discretion of (and to the satisfaction of) the Required Purchasers, and KiOR sold and issued the additional Senior Secured Promissory Note, substantially in the form attached hereto as Exhibit C (the “Additional Closing Note” and together with the First Closing Note, the “Original Notes”), in the principal amount set forth opposite the Purchaser’s name under the heading “Additional Closing” on Exhibit A attached to this Agreement. The purchase and sale of the Additional Closing Note was subject to the satisfaction of each of the Closing Conditions set forth in Section 3.1(B) below (which time and place are designated as the “Additional Closing”). At the Additional Closing, KiOR delivered the Additional Closing Note being purchased by the Purchaser listed on Exhibit A against payment of the purchase price therefor by wire transfer to the bank account that had been designated by KiOR. Other than the Protective Advance Notes (defined below), in no event shall the Purchasers be obligated to purchase any additional Senior Secured Promissory Notes or any other notes hereunder.

(C) At the First Closing and the Additional Closing, the Company issued to the Purchaser of the First Closing Note and the Additional Closing Note, in each case, a Warrant, in the form attached hereto as Exhibit E (each, a “Warrant”), which Warrant will (A) be exercisable (assuming no “Net Issuance,” as defined therein) for a number of shares of Class A Common Stock equal to a fraction (such fraction, the “Warrant Shares”) (i) whose numerator is 10% of the principal amount of the Note issued to such Purchaser at such Closing, and (ii) whose denominator is the Exercise Price (as defined in the Warrant).

(D) Subject to the terms and conditions of this Agreement, in the sole discretion of (and to the satisfaction of) the Required Purchasers that the Company requires liquidity funding to preserve, protect, prepare for sale or disposition, the Collateral, or any portion thereof, and to enhance the likelihood and maximize the amount of repayment of the Secured Obligations (it being understood and agreed that the Purchasers shall have no liability hereunder (or otherwise) as a result of any exercise of such discretion), then the Purchasers shall purchase, severally and not jointly, and KiOR agrees to sell and issue, Senior Secured Protective Advance Notes, substantially in the form attached hereto as Exhibit F, to receive such funding (each a “Protective Advance Note”), in the principal amount set forth opposite such Purchaser’s name under the heading “Protective Advance” on Exhibit A attached to this Agreement (with such Exhibit being updated upon the issuance of any additional Protective Advance Notes). Subject to the satisfaction in full of each of the Closing Conditions set forth in Section 3.1(C) and to the execution and delivery of those instruments, certificates and agreements contemplated by this Agreement to be delivered at or prior the purchase and sale of each Protective Advance Note, the purchase and sale of the first Protective Advance Note shall take place on the Amendment No. 1 Effective Date and each subsequent Protective Advance Note shall take place on the date so designated by the Required Purchasers in their sole discretion (each such time and place are designated as a “Protective Advance Closing”). At each Protective Advance Closing, KiOR shall deliver to the Purchaser an executed Protective Advance Note being purchased by such Purchaser against payment of the purchase price therefor by wire transfer to the bank account designated by KiOR.”

Section 2.2. Section 1.2 of the Purchase Agreement shall be amended by amending and restating such Section in its entirety as follows:

“1.2 Use of Proceeds. In accordance with the directions of the Board of Directors, the Company will use the proceeds from the sale of (a) the Original Notes for general corporate purposes and (b) the Protective Advance Notes to provide short term liquidity to the Company for the payment of certain immediate expenses until the consummation and funding under the Protective Loan Facility.”

Section 2.3. Section 1.4 of the Purchase Agreement shall be amended by inserting the following definitions in alphabetical order:

“Additional Closing Note” has the meaning set forth in Section 1.1(B).

“Amendment No. 1” means that certain Amendment No. 1 to Senior Secured Promissory Note and Warrant Purchase Agreement, dated as of July 3, 2014, by and among the Company, the Agent and the Purchasers.

“Amendment No. 1 Effective Date” has the meaning given to such term in Section 3 of Amendment No. 1.

“First Closing Note” has the meaning set forth in Section 1.1(A).

“MDA Default” means the payment default and certain other defaults under the Mississippi Loan Documents as further described in that certain Forbearance Agreement to be entered into between the Company and the Mississippi Development Authority, which defaults constitute an Event of Default under Section 8.7 of this Agreement.

“Original Closing Notes” has the meaning set forth in Section 1.1(B).

“Protective Advance Closing” has the meaning set forth in Section 1.1(D).

“Protective Advance Notes” has the meaning set forth in Section 1.1(D).

“Protective Loan Facility” means that certain proposed loan facility, to be entered into within twenty days after the Amendment No. 1 Effective Date, between the Company and the Purchasers and/or certain of their Affiliates (i) to provide short-term funding to preserve, protect, prepare for sale or disposition the Collateral, or any portion thereof, and to enhance the likelihood and maximize the amount of repayment of the Secured Obligations during the period to run an expedited sale process to explore strategic alternatives and (ii) to fund the roll-up of the Protective Advance Notes.

Section 2.4. Section 1.4 of the Purchase Agreement shall be amended by amending and restated the definition of “Note(s)” as follows:

“Notes” means any or all of the First Closing Note, the Additional Closing Note and the Protective Advance Note, as each may be amended, amended and restated, supplemented or otherwise modified from time to time.

Section 2.5. Section 3.1 of the Purchase Agreement shall be amended by inserting at the end of such Section the following new clause (C) therein:

“(C) Protective Advance Closing.

i. The obligations of KiOR to issue and sell a Protective Advance Note and of the Purchaser to purchase a Protective Advance Note are subject to the fulfillment, on or before the applicable Protective Advance Closing, of each of the following conditions:

(a) Consummation of the transactions contemplated hereby or by the Transaction Documents shall not have been restrained, enjoined or otherwise prohibited or made illegal by, or conditioned upon the receipt of any approvals or consents from Governmental Authorities under, any applicable law;

(b) Only with respect to the initial Protective Advance Closing on the Amendment No. 1 Effective Date, delivery to the holders of the Original Notes, duly executed amended and restated Original Notes, in the form attached as Exhibit G hereto; and

(c) payment by the Company of the costs, fees and expenses of the Agent and its legal counsel incurred in connection with the negotiation, preparation and consummation of Amendment No. 1 and any additional Protective Advance Note, as applicable; provided that such payment may be made substantially concurrently with the sale and issuance of such Protective Advance Note.

ii. The obligations of KiOR to issue and sell a Protective Advance Note is subject to the fulfillment, on or before the applicable Protective Advance Closing, of each of the following conditions, unless otherwise waived by KiOR:

(a) the Purchaser shall pay to KiOR, by wire transfer of immediately available funds, the applicable amount set forth opposite the Purchaser’s name under the heading “Protective Advance Closing” on the Schedule of Purchasers for the Notes being purchased by such Purchaser at such Protective Advance Closing; and

(b) each of the representations and warranties of the Purchaser in this Agreement and the other Transaction Documents shall be true and correct on the date of such Protective Advance Closing, and the occurrence of such Protective Advance Closing shall be deemed to be a representation and warranty of the Purchaser that such representations and warranties are true and correct.

iii. The obligations of the Purchaser to purchase a Protective Advance Note is subject to the fulfillment, on or before the Protective Advance Closing, of each of the following conditions, unless otherwise waived by such Purchaser:

(a) the representations and warranties of the Company set forth in Section 4 of this Agreement shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by “materiality” or “Material Adverse Effect” in the text thereof) on and as of such Protective Advance Closing, and no Default or Event of Default shall have occurred and be continuing as of the date of such Protective Advance Closing other than the MDA Default; and

(b) the Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Protective Advance Closing.”

Section 2.6. Section 9.2 of the Purchase Agreement shall be amended by amending and restating such Section in its entirety as follows:

“9.2 Collection; Foreclosure. Upon the occurrence and during the continuance of any Event of Default, the Agent may (and shall upon the written direction of the Required Purchasers), at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as the Agent may elect. Any such sale may be made either at public or private sale at its place of business or elsewhere. The Company agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to the Company. The Agent may require the Company, at the Company’s expense, to assemble the Collateral and make it available to the Agent at a place designated by the Agent that is reasonably convenient to Agent. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by the Agent and the Purchasers in the following order of priorities:

First, to the Agent in an amount equal to the then accrued and unpaid costs of collection incurred in connection with the Protective Advance Notes constituting Secured Obligations;

Second, to the Purchasers (on a Pro Rata basis) holding the Protective Advance Notes in an amount equal to the then accrued and unpaid costs of collection incurred in connection therewith constituting Secured Obligations;

Third, to the Purchasers (on a Pro Rata basis) holding the Protective Advance Notes in an amount equal to the then accrued and unpaid interest thereon constituting Secured Obligations;

Fourth, to the Purchasers (on a Pro Rata basis) holding the Protective Advance Notes in an amount equal to the outstanding principal amount thereunder constituting Secured Obligations;

Fifth, to the Agent in an amount equal to any other accrued and unpaid expenses (including Purchaser Expenses) incurred in connection with the Protective Advance Notes constituting Secured Obligations;

Sixth, to the Purchasers (on a Pro Rata basis) holding the Protective Advance Notes, in an amount equal to any other accrued and unpaid expenses (including Purchaser Expenses) incurred in connection therewith constituting Secured Obligations;

Seventh, to the Agent in an amount equal to the then accrued and unpaid costs of collection incurred in connection with the Original Notes constituting Secured Obligations;

Eighth, to the Purchasers (on a Pro Rata basis) holding the Original Notes in an amount equal to the then accrued and unpaid costs of collection incurred in connection therewith constituting Secured Obligations;

Ninth, to the Purchasers (on a Pro Rata basis) holding the Original Notes in an amount equal to the then accrued and unpaid interest thereon constituting Secured Obligations;

Tenth, to the Purchasers (on a Pro Rata basis) holding the Original Notes in an amount equal to then outstanding principal amount thereunder constituting Secured Obligations;

Eleventh, to the Agent an amount equal to any other accrued and unpaid expenses (including Purchaser Expenses) incurred in connection with the Original Notes constituting Secured Obligations;

Twelfth, to the Purchasers (on a Pro Rata basis) holding the Original Notes in an amount equal to any other accrued and unpaid expenses (including Purchaser Expenses) incurred in connection therewith constituting Secured Obligations; and

Finally, after the full and final payment in Cash of all of the Secured Obligations, to any creditor holding a junior Lien on the Collateral, or to the Company or its representatives or as a court of competent jurisdiction may direct.

The Agent and each Purchaser shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC.”

Section 2.7. Section 12.1(E) of the Purchase Agreement shall be amended by inserting therein immediately after the phrase “the payment of the Notes or the Additional Closing” the phrase “or the Protective Advance Closing”.

Section 2.8. Section 12.1(H) of the Purchase Agreement shall be amended by inserting therein immediately after the phrase “the payment of the Notes or the Additional Closing” the phrase “or the Protective Advance Closing”.

Section 2.9. Exhibit A of the Purchase Agreement shall be amended by amending and restating such Exhibit with the “Exhibit A” attached to this Amendment.

Section 2.10. The Exhibits to the Purchase Agreement shall be amended by inserting the new “Exhibit F Senior Secured Protective Advance Note” at the end thereof.

Section 2.11. The Exhibits to the Purchase Agreement shall be amended by inserting the new “Exhibit G Amended and Restated Senior Secured Promissory Note” immediately after the new Exhibit F.

SECTION 3 CONDITIONS TO EFFECTIVENESS

Section 3.1. Section 2 of this Amendment and Forbearance shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment No. 1 Effective Date”):

A. receipt by the Agent and the Purchasers of copies of this Amendment, duly authorized, executed and delivered by the Company; and

B. receipt of a copy of the fully executed Forbearance Agreement between the Company and the Mississippi Development Authority; provided that the only remaining condition to the effectiveness thereof shall be the payment of the $250,000 forbearance fee to be paid in part from the proceeds of the initial Protective Advance Note.

SECTION 4 REAFFIRMATION

Section 4.1. The Company, in its respective capacities under each of the Transaction Documents (in each case, where applicable, as amended and restated or otherwise amended or modified as of the date hereof pursuant to this Amendment or otherwise), to which it is a party (including in the capacities of obligor, debtor, mortgagor, pledgor, guarantor, indemnitor and assignor, as applicable, and each other similar capacity, if any, in which the Company has granted Liens on all or any part of the properties or assets of the Company, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Secured Obligations), hereby (i) acknowledges and agrees that the terms and provisions hereof shall not affect in any way any payment, performance, observance or other obligations or liabilities of the Company hereunder or under any of the other Transaction Documents, all of which obligations and liabilities shall remain in full force and effect and extend to the Protective Advance Notes, further extensions of credit and other Secured Obligations incurred hereunder and under the Transaction Documents, and each of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects, (ii) to the extent the Company has granted Liens on any of its properties or assets pursuant to the Transaction Documents to secure the prompt and complete payment, performance and/or observance of all or any part of the Secured Obligations (in each case, as applicable), acknowledges, ratifies, confirms and reaffirms such grant of Liens, and acknowledges and agrees that all of such Liens are intended and shall be deemed and construed to secure to the fullest extent set forth therein all now existing and hereafter arising Secured Obligations (including, in each case, all Protective Advance Notes), as applicable, under and as defined in the Purchase Agreement, as amended hereby (the “Amended Purchase Agreement”) and (iii) acknowledges and agrees that all references in the Transaction Documents to the “Purchase Agreement” shall refer to the Amended Purchase Agreement and all references to “Secured Obligations”, “Note”, “Notes”, and all terms of similar or like meaning, import or intent shall be deemed to refer to “Secured Obligations”, “Note”, “Notes”, and all such other terms as defined in the Amended Purchase Agreement.

SECTION 5 MISCELLANEOUS

Section 5.1. Effect on Transaction Documents. Except as amended hereby, the Purchase Agreement and other Transaction Documents remain unmodified and in full force and effect. All references in the Transaction Documents to the Purchase Agreement shall be deemed to be references to the Amended Purchase Agreement. This Amendment shall constitute and be deemed a “Transaction Document” in all respects.

Section 5.2. Purchaser Expenses. The Parent absolutely and unconditionally agrees to pay to the Agent and to any Purchaser, on demand by the Agent or any Purchaser at any time, whether or not all or any of the transactions contemplated by this Amendment are consummated, all Purchaser Expenses.

Section 5.3. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 5.4. Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

Section 5.5. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

Section 5.6. Counterparts. This Amendment may be executed and delivered via facsimile or “pdf” documents with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

KIOR, INC., a Delaware corporation

By:	/s/ Fred H. Cannon
Name:	Fred H. Cannon
Title:	Chief Executive Officer

KIOR COLUMBUS, LLC, a Delaware limited liability company

By:	/s/ Fred H. Cannon
Name:	Fred H. Cannon
Title:	Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

AGENT:

KFT TRUST, VINOD KHOSLA, TRUSTEE

By:	/s/ Vinod Khosla
Name:	Vinod Khosla
Title:	Trustee

SIGNATURE PAGE TO AMENDMENT NO. 1

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

PURCHASER:

KFT TRUST, VINOD KHOSLA, TRUSTEE

By:	/s/ Vinod Khosla
Name:	Vinod Khosla
Title:	Trustee

SIGNATURE PAGE TO AMENDMENT NO. 1

EXHIBIT A

Schedule of Purchasers

FIRST CLOSING

Purchaser Name and Address	Principal Amount of First Closing Note

KFT Trust c/o Khosla Ventures 2128 Sand Hill Road Menlo Park, CA 94025	$5,000,000.00

ADDITIONAL CLOSING

Purchaser Name and Address	Principal Amount of Additional Closing Note

KFT Trust c/o Khosla Ventures 2128 Sand Hill Road Menlo Park, CA 94025	$5,000,000.00

PROTECTIVE ADVANCE CLOSING

Purchaser Name and Address	Principal Amount of Protective Advance Note

KFT Trust c/o Khosla Ventures 2128 Sand Hill Road Menlo Park, CA 94025	$250,000

EXHIBIT F

SENIOR SECURED PROTECTIVE ADVANCE NOTE

THIS SENIOR SECURED PROTECTIVE ADVANCE NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT.

THIS SENIOR SECURED PROTECTIVE ADVANCE NOTE IS SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE PURCHASE AGREEMENT (DEFINED BELOW), A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER.

Date of Issuance
$[ ]	[ ],2014

FOR VALUE RECEIVED, KiOR Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of [•] (the “Holder” or “Purchaser”), the principal sum of [•] ($[•]) (the “Principal Amount”) plus all accrued interest and fees thereon. This Senior Secured Protective Advance Note (this “Protective Advance Note”) has been issued as one of a series of Notes pursuant to that certain Senior Secured Promissory Note and Warrant Purchase Agreement, dated as of March 31, 2014, among the Company, the Holder and certain other purchasers, as amended by Amendment No. 1 to Senior Secured Promissory Note and Warrant Purchase Agreement dated as of July 3, 2014, among the Company, the Holder and certain other purchasers, (as the same may be further amended from time to time, the “Purchase Agreement”) and is entitled to the benefits of and is subject to the terms contained in that Purchase Agreement, including without limitation the security of the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement). Capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

1. Definitions.

(a) “Applicable Interest Rate” means: eight percent (8%) per annum.

(b) “Maturity Date” means upon the earlier to occur of (a) the consummation of the Protective Advance Facility, (b) August 1, 2014 and (c) the acceleration of the Secured Obligations as provided under this Protective Advance Note and the Purchase Agreement.

(c) “PIK Interest” means interest paid in kind by adding such interest then due to the unpaid Principal Amount.

2. Interest. The Principal Amount (which, for clarification, will include any PIK Interest) shall bear interest from the Closing Date at the Applicable Interest Rate based on a year consisting of 365 days, with interest computed daily based on the actual number of days elapsed.

1.1 Interest; Payments; PIK Interest. The Company shall pay interest on the Principal Amount on the last day of each full calendar month, beginning on July 31, 2014, provided that interest will be paid as PIK Interest calculated at the Applicable Rate. The Principal Amount (which, for clarification, will include any previously capitalized PIK Interest) and all accrued but unpaid PIK Interest, shall be due and payable on the Maturity Date. The Company shall make all payments under this Protective Advance Note without setoff, recoupment or deduction and regardless of any counterclaim or defense. Payments to the Holder hereunder shall be made to the Holder at the account from time to time designated by the Holder by written notice to the Company.

1.2 Maximum Interest. Notwithstanding any provision in this Protective Advance Note, or any other Transaction Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of New York shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that the Company has actually paid to the Holder an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by the Company shall be applied in accordance with the payment priorities forth in Section 9.2 of the Purchase Agreement.

3. Maturity. The Principal Amount (which, for clarification, will include any previously capitalized PIK Interest) and all accrued but unpaid interest hereunder (including any accrued but unpaid PIK Interest) shall be due and payable by the Company on the Maturity Date.

4. Repayment on Change in Control. In the event that prior to the Maturity Date, the Company consummates a Change in Control, the Company shall substantially concurrently with such Change of Control repay all amounts outstanding under the Protective Advance Notes prior to the repayment of any other Notes.

5. Payment; Prepayment.

5.1 Payments. All payments shall be made in lawful money of the United States of America at the principal office of the Holder, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to costs of collection if any, second to accrued interest due and payable and any remainder applied to principal.

5.2 Prepayment. The Holder acknowledges and agrees that the payment and/or prepayment of all or any portion of the outstanding principal amount of this Protective Advance Notes and all interest hereon shall be (a) pari passu in right of payment and/or prepayment with any other Protective Advance Note, and (b) senior in right of payment and/or prepayment and in all other respects to the Original Notes issued pursuant to the Purchase Agreement or pursuant to the terms of such Notes. In the event the Holder receives payments and/or prepayments in excess of the aggregate amount outstanding under this Protective Advance Note, then the Holder shall hold in trust all such excess payments and/or prepayments for the benefit of the holders of the other Protective Advance Notes, and to the extent such Protective Advance Notes have been repaid in full in Cash, for the benefit of the holders of the Original Notes and shall pay such amounts held in trust to such other Holders upon demand by such Holders. This Protective Advance Note may be prepaid in whole or in part at the option of the Company. None of the Original Notes shall be prepaid in whole or in part prior to the repayment in full in Cash of the Protective Advance Notes.

6. Remedies. The acceleration of the obligations under this Protective Advance Note and the exercise of remedies under this Protective Advance Note shall be governed by the provisions of Article 9 of the Purchase Agreement. The Company waives presentment, demand, protest or (except as expressly provided in the Purchase Agreement or the other Transaction Documents) notice of any kind, all of which are hereby expressly waived. The Company will give prompt written notice to the Holder of the occurrence of any and all Events of Default.

7. Governing Law. This shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

8. Titles and Subtitles. The titles and subtitles used in this Protective Advance Note are used for convenience only and are not to be considered in construing or interpreting this Protective Advance Note.

9. Amendments and Waivers. The amendment or waiver of any term of this Protective Advance Note, the resolution of any controversy or claim arising out of or relating to this Protective Advance Note and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

10. Severability. If any provision of this Protective Advance Note is held to be unenforceable under applicable law, such provision shall be excluded from this Protective Advance Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

11. Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any counterpart delivered electronically by .pdf transmission or by facsimile shall be binding to the same extent as an original counterpart with regard to any agreement subject to the terms hereof or any amendment thereto.

[Signature Pages Follow]

This Protective Advance Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: [ ]	KIOR INC.

By:
Fred H. Cannon
Chief Executive Officer

SIGNATURE PAGE TO PROTECTIVE ADVANCE NOTE

This Protective Advance Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: [ ]	PURCHASER

[ ]

By:
Name:
Title:

SIGNATURE PAGE TO PROTECTIVE ADVANCE NOTE

EXHIBIT G

AMENDED AND RESTATED SENIOR SECURED PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT.

THIS AMENDED AND RESTATED SENIOR SECURED PROMISSORY NOTE IS SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, THE PURCHASE AGREEMENT (DEFINED BELOW), A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER.

No. [__]	Date of Issuance
$5,000,000	July 3, 2014

FOR VALUE RECEIVED, KiOR Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of KFT TRUST, VINOD KHOSLA, TRUSTEE (the “Holder” or “Purchaser”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) (the “Principal Amount”) plus all accrued interest and fees thereon. This Amended and Restated Senior Secured Promissory Note (this “Note”) is one of a series of Notes issued pursuant to that certain Senior Secured Promissory Note and Warrant Purchase Agreement dated March 31, 2014 among the Company, the Holder and certain other purchasers, as amended by Amendment No. 1 to Senior Secured Promissory Note and Warrant Purchase Agreement dated as of July 3, 2014, among the Company, the Holder and certain other purchasers, (as the same may be further amended from time to time, the “Purchase Agreement”) and is entitled to the benefits of and is subject to the terms contained in that Purchase Agreement, including without limitation the security of the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement). Capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

12. Definitions.

(a) “Applicable Interest Rate” means: eight percent (8%) per annum.

(b) “Maturity Date” means any date elected by the Required Purchasers after August 1, 2014, provided that the Required Purchasers provide the Company with at least 10 days advance written notice of such date, and provided further that if the Required Purchasers shall not have provided such notice prior to March 31, 2017, then the Maturity Date shall be April 2, 2017.

(c) “PIK Interest” means interest paid in kind by adding such interest then due to the unpaid Principal Amount.

13. Interest. The Principal Amount (which, for clarification, will include any PIK Interest) shall bear interest from the [First Closing Date] [Additional Closing Date] at the Applicable Interest Rate based on a year consisting of 365 days, with interest computed daily based on the actual number of days elapsed.

1.3 Interest; Payments; PIK Interest. Company shall pay interest on the Principal Amount on the first day of each full calendar month, beginning on July 1, 2014, provided that interest may, at Company’ election, be paid as PIK Interest calculated at the Applicable Rate. The Principal Amount (which, for clarification, will include any previously capitalized PIK Interest) and all accrued but unpaid interest hereunder (including any accrued and unpaid PIK Interest), shall be due and payable on the Maturity Date. Company shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Payments to the Holder hereunder shall be made to the Holder at the account from time to time designated by the Holder by written notice to the Company.

1.4 Maximum Interest. Notwithstanding any provision in this Note, or any other Transaction Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of New York shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that the Company has actually paid to the Holder an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by the Company shall be applied in accordance with the payment priorities set forth in Section 9.2 of the Purchase Agreement.

14. Maturity. The Principal Amount (which, for clarification, will include any previously capitalized PIK Interest) and all accrued but unpaid interest hereunder (including any accrued but unpaid PIK Interest) shall be due and payable by the Company on the Maturity Date

15. Repayment on Change in Control. In the event that prior to the Maturity Date, the Company consummates a Change in Control, the Holder may, at the option of the Holder delivered in writing to the Company at least three (3) days prior to the Change in Control, require the Company to repay all or a portion of the Original Notes at a purchase price equal to the sum of (a) One Hundred and One percent (101%) of the Principal Amount (which, for clarification, will include any previously paid PIK Interest) and all accrued but unpaid interest hereunder (including any PIK Interest) (the “Adjusted Principal Amount”) and (b) the aggregate amount of Interest that would have been payable with respect to the Original Note had such Original Note not been repaid on such date, calculated from the date of such repayment as if the Principal Amount was the Adjusted Principal Amount, over the shorter of (i) a period of one year from the date of the consummation of the Change in Control and (ii) a period beginning on the date of the consummation of the Change in Control and ending on the Maturity Date; provided that, in no event shall the Original Notes be so repaid unless and until the Protective Advance Notes have been repaid in full in Cash.

16. Payment; Prepayment.

16.1 Payments. All payments shall be made in lawful money of the United States of America at the principal office of the Holder, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to costs of collection if any, second to accrued interest due and payable and any remainder applied to principal. Prepayment of principal, together with accrued interest on any Original Note, may not be made unless and until the Protective Advance Notes have been repaid in full in Cash

16.2 Prepayment. The Holder acknowledges and agrees that the payment and/or prepayment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be (a) junior in right of payment and/or prepayment to the Protective Advance Notes and (b) pari passu in right of payment and/or prepayment and in all other respects to the other Original Notes issued pursuant to the Purchase Agreement or pursuant to the terms of such Notes. In the event the Holder receives payments and/or prepayments prior to the repayment in full in Cash of the Protective Advance Notes or in excess of its pro rata share of the Company’s payments and/or prepayments to the holders of all of the Original Notes, then, in each case, the Holder shall hold in trust all such excess payments and/or prepayments for the benefit of the holders of the Protective Advance Notes or the other Original Notes, as the case may be, and shall pay such amounts held in trust to such other Holders upon demand by such Holders. Subject to the prior repayment in full in Cash of the Protective Advance Notes, this Note along with the other Original Notes may be prepaid in whole or in part, pro rata, at the option of the Company.

17. Remedies. The acceleration of the obligations under this Note and the exercise of remedies under this Note shall be governed by the provisions of Article 9 of the Purchase Agreement. The Company waives presentment, demand, protest or (except as expressly provided in the Purchase Agreement or the other Transaction Documents) notice of any kind, all of which are hereby expressly waived. The Company will give prompt written notice to the Holder of the occurrence of any and all Events of Default.

18. Governing Law. This shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

19. Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

20. Amendments and Waivers. The amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

21. Severability. If any provision of this Note is held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

22. Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any counterpart delivered electronically by .pdf transmission or by facsimile shall be binding to the same extent as an original counterpart with regard to any agreement subject to the terms hereof or any amendment thereto.

23. Amendment and Restatement. This Note hereby amends and restates and replaces the Senior Secured Promissory Note dated as of [April 3, 2014] [May 22, 2014] issued by the Company in the original principal amount of $5,000,000.

[Signature Pages Follow]

This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: July , 2014	KIOR INC.

By:
Fred H. Cannon
Chief Executive Officer

SIGNATURE PAGE TO AMENDED AND RESTATED PROMISSORY NOTE

This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: July , 2014	PURCHASER

KFT TRUST, VINOD KHOSLA, TRUSTEE

By:
	Name:	Vinod Khosla
	Title:	Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED PROMISSORY NOTE